                                                                   EXHIBIT 99.17

                               POWER OF ATTORNEY



         We, the undersigned officers and Trustees of Eaton Vance Income Fund of Boston, a Massachusetts business trust, do hereby severally constitute and appoint H. Day Brigham, Jr., M. Dozier Gardner and Thomas Otis, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Income Fund of Boston with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


           Signature                                   Title                   Date

                                                President, Principal
/s/ M. Dozier Gardner                           Executive Officer and      January 10, 1994
-----------------------------------             Trustee
M. Dozier Gardner


                                                Treasurer and Principal
/s/ James L. O'Connor                           Financial and Accounting   January 10, 1994
-----------------------------------             Officer
 James L. O'Connor


/s/ Donald R. Dwight                            Trustee                    January 10, 1994
-----------------------------------
Donald R. Dwight


/s/ Robert Gluck                                Trustee                    January 10, 1994
-----------------------------------
Robert Gluck


/s/ Samuel L. Hayes III                         Trustee                    January 10, 1994
-----------------------------------
Samuel L. Hayes, III


/s/ Jerome Preston, Jr.                         Trustee                    January 10, 1994
-----------------------------------
Jerome Preston, Jr.


/s/ Norton H. Reamer                            Trustee                    January 10, 1994
-----------------------------------
Norton H. Reamer


/s/ John L. Thorndike                           Trustee                    January 10, 1994
-----------------------------------
John L. Thorndike


/s/ Kenneth C. Knight                           Trustee                    January 10, 1994
-----------------------------------
Kenneth C. Knight
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